UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2019

Cole Credit Property Trust IV, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54939	27-3148022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 1, 2019, Cole Credit Property Trust IV, Inc. (the “Company”) reconvened the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), originally convened and adjourned on June 26, 2019. The following is a brief description of each matter voted upon at the 2019 Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable. The matters are described in detail in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on Schedule 14A on April 30, 2019.
Proposal No. 1 — The Election of Six Directors to Hold Office Until the 2020 Annual Meeting of Stockholders and Until Their Successors Are Duly Elected and Qualify

All of the director nominees listed below were elected by the Company’s stockholders to hold office until the next annual meeting of stockholders in 2020 and until his or her respective successor has been duly elected and qualifies or until his or her earlier resignation or removal as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard S. Ressler	164,310,482	5,585,024	13,449,034	54,264,741
T. Patrick Duncan	164,190,148	5,780,482	13,373,910	54,264,741
Alicia K. Harrison	164,672,973	5,593,879	13,077,688	54,264,741
Lawrence S. Jones	163,975,221	5,895,269	13,474,050	54,264,741
W. Brian Kretzmer	163,792,474	5,936,798	13,615,268	54,264,741
Avraham Shemesh	163,031,822	6,588,706	13,724,012	54,264,741
Proposal No. 2A — Approval of Amendments to the Charter to Remove NASAA REIT Guidelines Provisions

The Company’s stockholders of record approved amendments to the Company’s Articles of Amendment and Restatement, as amended (the “Charter”) to remove NASAA REIT guidelines provisions, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,434,991	9,992,663	14,916,886	54,264,741

Proposal No. 2B — Approval of Amendments to the Charter to Include Certain Other Provisions Customary for a Publicly-Traded REIT and to Facilitate Listing

The Company’s stockholders of record approved amendments to the Charter to include certain other provisions customary for a publicly-traded REIT and to facilitate a listing of the Company’s common stock on a national securities exchange, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
163,114,603	7,355,268	12,874,669	54,264,741

Proposal No. 2C — Approval of Amendments to the Charter to Effectuate Certain Ministerial Modifications, Clarifications and Conforming Changes to, and the Restatement of, the Charter

The Company’s stockholders of record approved amendments to the Charter to effectuate certain ministerial modifications, clarifications and conforming changes to, and the restatement of, the Charter, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
160,967,465	8,368,073	14,009,002	54,264,741

Proposal No. 3 — The Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019

The Company’s stockholders of record ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
222,900,121	4,069,310	10,639,850	N/A
No other proposals were submitted to a vote of the Company’s stockholders at the 2019 Annual Meeting.

Item 7.01	Regulation FD Disclosure.
Attached to this Form 8-K as Exhibit 99.1 is a copy of a letter from the Company to its stockholders in connection with the recommendation of the Company’s board of directors that the Company’s stockholders reject an unsolicited mini-tender offer from CMG Income Fund II, LLC, CMG Liquidity Fund, LLC and CMG Partners, LLC to collectively purchase up to 250,000 shares of the Company’s common stock. Mailing of the letter to the Company’s stockholders will begin on or about August 6, 2019, and the letter is incorporated in its entirety into this Item 7.01.
The information in this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Cole Credit Property Trust IV, Inc. Letter to Stockholders, dated August 1, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2019	COLE CREDIT PROPERTY TRUST IV, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

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